UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
June 12, 2018
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American Assets Trust, Inc.
(Exact name of registrant as specified in its charter)

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Maryland (State or other jurisdiction of incorporation)	001-35030 (Commission File No.)	27-3338708 (I.R.S. Employer Identification No.)
11455 El Camino Real, Suite 200 San Diego, California 92130 (Address of principal executive offices)	92130 (Zip Code)
(858) 350-2600 Registrant’s telephone number, including area code:
Not Applicable (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 12, 2018, American Assets Trust, Inc. (the “Company”) held its Annual Meeting of Stockholders, in which the stockholders voted on proposals as follows:

Proposal No. 1: The election of five directors, each to serve until the next annual meeting of stockholders in 2019 and until his successor is duly elected and qualified.

Nominee	Votes For	Votes Withheld
Ernest S. Rady	40,611,856	2,124,253
Larry E. Finger	41,156,826	1,579,283
Duane A. Nelles	27,336,666	15,399,443
Thomas S. Olinger	32,782,561	9,953,548
Dr. Robert S. Sullivan	32,785,908	9,950,201

There were 1,097,758 broker non-votes and no abstentions in connection with Proposal No. 1. Each of the preceding five directors was elected to our board of directors to serve until the next annual meeting of stockholders in 2019 or until their respective successors are duly elected and qualified.

Proposal No. 2: The ratification of the appointment Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Votes For	Votes Against	Abstentions
43,402,263	427,451	4,153

There were no broker non-votes in connection with Proposal No. 2.

Proposal No. 3: An advisory resolution to approve the Company’s executive compensation for the fiscal year ended December 31, 2017.

Votes For	Votes Against	Abstentions
41,824,181	901,022	10,906

There were 1,097,758 broker non-votes in connection with Proposal No. 3.

Proposal No. 4: An advisory determination of the frequency of future advisory votes on the Company’s executive compensation.

One Year	Two Years	Three Years	Abstentions
41,972,658	2,349	748,479	12,623

There were no broker non-votes in connection with Proposal No 4. Based on these results, the Company’s Board of Directors has determined that the Company will hold an advisory vote on executive compensation every year.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc. By: /s/ Adam Wyll Adam Wyll Senior Vice President, General Counsel and Secretary
June 12, 2018